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                      [UNITED DOMINION REALTY TRUST LOGO]

[GRAPHIC] 30 YEARS

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                              Wachovia Securities

                    Fifth Annual REIT/Real Estate Conference

                                November 28, 2001

                                    New York

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[GRAPHIC] 30 YEARS

Agenda

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o   UDR: Class B Apartment Leader

o   Solid Total Return Potential ... In a Slowing Economy

o   New Initiatives to Strengthen Performance

o   Investment Considerations

                                                                               2

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[GRAPHIC] 30 YEARS


Key Topics

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-->   UDR: Class B Apartment Leader

o     Solid Total Return Potential ... In a Slowing Economy

o     New Initiatives to Strengthen Performance

o     Investment Considerations






                                                                               3

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[GRAPHIC] 30 YEARS


UDR:  Class B Apartment Leader

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o   4th Largest Apartment REIT

o   Class B Apartment Focus

o   $4 Billion Market Capitalization

o   Diversified Portfolio on Nationwide Scale

o   New Management Team


                                                                               4

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[GRAPHIC] 30 YEARS


National Portfolio of
78,000 Apartment Homes

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[MAP]

                                    No. of
                                    Units
                                    ------
Arizona                              4,262
Arkansas                               512
California                           5,266
Colorado                             1,068
D.C.                                   615
Delaware                               372
Florida                             11,006
Georgia                              1,666
Indiana                                766
Kentucky                               356
Maryland                             2,075
Michigan                             2,139
Nevada                                 384
New Mexico                             426
North Carolina                      11,925
Ohio                                 2,970
Oregon                                 994
South Carolina                       1,752
Tennessee                            4,176
Texas                               19,337
Virginia                             4,509
Washington                           1,391


                                                                               5

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[GRAPHIC] 30 YEARS


Key Topics

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o   UDR: Class B Apartment Leader

--> Solid Total Return Potential ...
                        In a Slowing Economy

o   New Initiatives to Strengthen Performance

o   Investment Considerations

                                                                               6


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[GRAPHIC] 30 Years

FFO and Dividend Growth

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                                    [GRAPH]



                     1996     1997     1998     1999     2000     2001     2002
                     ----     ----     ----     ----     ----     ----     ----
FFO Growth           $1.23   $1.34    $1.34    $1.42    $1.45    $1.48    $1.65

Dividend Growth      $0.96   $1.01    $1.05    $1.06    $1.07    $1.08    $1.11




                                                                               7

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[GRAPHIC] 30 YEARS


2002 FFO Growth Will Lead Industry

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[GRAPH]


UDR     9.8%
ASN     7.8%
AVB     6.2%
BRE     5.5%
ESS     3.2%
AIV     3.0%
EQR     1.9%
GBP     1.6%
CPT     1.6%
SMT     1.6%
PPS    -3.7%

                                                                               8

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[GRAPHIC] 30 YEARS


2002 Projections Remain Unchanged

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                                                   Pre           Post
                                                   9/11          9/11
                                                  -----         -----
o   2001 Consensus                                $1.48         $1.48

o   2002 Incremental Earnings Range:
    o    One-Time Write-Off (added back)          $ .07    -    $ .07
    o    Same Store Sales Growth                     03    -       02
    o    Capital Transactions and Refinancings       05    -       07
    o    10% Work Force Reduction                    02    -       01
    o    Development Pipeline                        01    -       01
    o    Uncertainty                               (.01)   -     (.01)

o   2002 Earnings Estimates                       $1.65    -    $1.65



                                                                               9

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[GRAPHIC] 30 YEARS


Dividend is Safe

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FFO                          $  1.65
Capital Replacements           (0.23)
                             -------
AFFO                         $  1.42
Debt Amortization              (0.11)
Dividends                      (1.11)
                             -------
Cash Flow                    $  0.20
                             =======
Payout:
   FFO                            67%
   AFFO                           78%

                                                                              10

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[GRAPHIC] 30 YEARS


Modest Exposure to
Current Economic Climate

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o   Class B Is More Resilient in a Slowdown

o   Downside Exposure
    o  Impacted industries - (less than) 2% of portfolio
    o  Corporate housing - negligible
    o  Development pipeline - very small

o   Excellent Diversification
    o  Properties span most U.S. regions
    o  All markets are less than 6% of total revenue

o   Growth Does Not Require Capital

                                                                              11

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[GRAPHIC] 30 YEARS


Reasons Why Class B Is More Resilient

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o   Easier to Afford, Better Value

o   Reach 75% of Apartment Renters

o   Class B Renters Less Likely to Move to House

o   Residents More Likely to Find New Employment Quicker

o   Third Party Verification ... AXIOMetrics

                                                                              12

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[GRAPHIC] 30 YEARS


What Does a "B" Community Look Like?

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[PHOTO]

Meadows at Kildaire
Raleigh, North Carolina
332 units
Average Rent $828


[PHOTO]

Sierra Palms
Phoenix, Arizona
320 units
Average Rent $804

                                                                              13

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[GRAPHIC] 30 YEARS


What Does a "B" Community Look Like?

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[PHOTO]

Red Stone Ranch
Austin, Texas
324 units
Average Rent $824

[PHOTO]

The Mandolin
Dallas/Fort Worth, Texas
308 units
Average Rent $878

                                                                              14

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[GRAPHIC] 30 YEARS


Key Topics

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o   UDR: Class B Apartment Leader

o   Solid Total Return Potential ... In a Slowing Economy

--> New Initiatives to Strengthen Performance

o   Investment Considerations


                                                                              15

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[GRAPHIC] 30 YEARS


2002 Business Plan

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o   Increase Operating Effectiveness

o   Opportunistic Debt Refinancings

o   Improve Asset Quality to Maximize Rents

o   Streamline Portfolio to Improve Returns

o   Further Strengthen Financial Structure




                                                                              16

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[GRAPHIC] 30 YEARS


Increase Operating Effectiveness

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o   Focus on Core Business

o   Strengthen Leasing Expiration Management Discipline

o   Reduce Operating Expenses

                                                                              17

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[GRAPHIC] 30 YEARS


Progress in Leasing Management
Discipline

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                Action                                  Result

           Lease Expiration                      Increase Revenues
              Management
              600 to 420

        Month-to-Month Leases                Reduce Risk and Volatility
              12% to 3%

          60-Day Vacancies                        Strengthen Occupancy
            1,200 to 180

                                                                              18

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[GRAPHIC] 30 YEARS


Reduce Operating Expenses ...
Potential for Major Improvement

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o   Payroll - Staffing Reduction in May 2001

o   Taxes - Could be Reduced

o   Repairs/Maintenance - Actively Re-bidding

o   Insurance - Among Highest in Industry

                                                                              19

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[GRAPHIC] 30 YEARS


Opportunistic Debt Refinancings

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o   Potential to Refinance $300 to $400 Million in Secured Debt

o   Savings of $.05 - .08 Per Share in 2002

o   Create $50 - 70 Million of Shareholder Value on an NPV Basis

o   Fixed Charge Ratio Improves to 2.1x

                                                                              20

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[GRAPHIC] 30 YEARS

Improve Asset Quality to Drive Rents

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o   Improving Age and Rents

[GRAPH]




              1995          1996         1997         1998         1999         2000         2001
              ----          ----         ----         ----         ----         ----         ----

Avg. Rent     $499          $540         $563         $600         $631         $667         $690

Age          15 yrs        14 yrs       13 yrs       14 yrs       13 yrs       12 yrs       12 yrs



o   Development Activities ... 5 Years - $300 Million

o   Reinvesting in Assets Through Maintenance and Capital Spending

                                                                              21

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[GRAPHIC] 30 YEARS


Streamline Portfolio to Improve Returns

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o   Current Portfolio
    o   62 markets nationwide
    o   Own only 1 - 2 properties in 21 markets

o   Portfolio Goal
    o   Prune to 20 - 30 markets over time
    o   Replace dispositions with acquisitions
    o   Minimum market - 1,500 to 2,000 units
    o   Maintain reasonable diversification
    o   Gain efficiencies, improve returns

                                                                              22

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[GRAPHIC] 30 YEARS


Key Topics

--------------------------------------------------------------------------------

o   UDR: Class B Apartment Leader

o   Solid Total Return Potential ... In a Slowing Economy

o   New Initiatives to Strengthen Performance

--> Investment Considerations


                                                                              23

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[GRAPHIC] 30 YEARS


Investment Considerations ...
Closing Thoughts

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o   New Management

o   B Class Properties More Resilient in Downturn

o   Total Return Potential ... 15 - 18%
    o   FFO Growth -- 8-10%
    o   Dividend Yield -- 7-8%

                                                                              24